                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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                                              RULE 14A-6(E)(2))

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[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             JPS Packaging Company
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                             JPS Packaging Company
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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                             JPS Packaging Company
                        4200 Somerset Drive, Suite 208
                           Prairie Village, KS 66208

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held April 26, 1999

TO ALL STOCKHOLDERS:

  Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of JPS Packaging Company, a Delaware corporation (the "Company"), will be held on Monday, April 26, 1999, at 10:00 a.m. (local time), at 4200 Somerset Drive, Suite 208, Prairie Village, Kansas 66208, for the following purposes:

    1) To elect the members of the Board of Directors for the ensuing year or until their successors are duly elected and qualified;

    2) To consider and approve the appointment of KPMG LLP as independent auditors of the Company for 1999; and

    3) To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

  The Board of Directors has fixed the close of business on February 26, 1999, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          N. Brian Stevenson
                                          Chief Executive Officer

Date: March 29, 1999


                            YOUR VOTE IS IMPORTANT

   You are urged to sign, date and mail your proxy even though you may plan to attend the Annual Meeting. No postage is required if mailed in the United States. If you attend the Annual Meeting, you may vote by proxy or you may withdraw your proxy and vote in person. By returning your proxy promptly, a quorum will be better assured at the Annual Meeting, which will prevent follow-up costs and delays.

                             JPS PACKAGING COMPANY
                        4200 Somerset Drive, Suite 208
                           Prairie Village, KS 66208

                               ----------------

                                PROXY STATEMENT
                                March 29, 1999

                               ----------------

  The proposals in the accompanying form of proxy (the "Proxy") are solicited by the Board of Directors of JPS Packaging Company, a Delaware corporation (the "Company"), for use at its Annual Meeting of Stockholders (the "Annual Meeting") to be held on Monday, April 26, 1999 at 10:00 a.m. (local time), at 4200 Somerset Drive, Suite 208, Prairie Village, Kansas 66208, and any adjournments or postponements thereof. Shares represented by properly executed Proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with instructions thereon with respect to the proposals described in this Proxy Statement.

  If a Proxy is signed and returned and no instructions are given on the Proxy card with respect to the matters to be acted upon, the shares represented by such Proxy will be voted for the election of the nominees for Director as designated below and for approval of the appointment of KPMG LLP as the independent auditor of the Company.

  Any Stockholder giving a Proxy has the power to revoke it at any time before it is exercised by giving written notice of revocation or a properly executed Proxy bearing a later date to the corporate secretary of the Company. A Proxy may also be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a Proxy.

  The Company will bear all the costs of solicitation of Proxies. In addition to solicitation by mail, Proxies may be solicited in person or by telephone by officers of the Company, and the Company may reimburse brokers or other persons holding stock in their names or in the name of nominees for their expenses in sending proxy soliciting material to beneficial owners. This Proxy Statement and the accompanying form of Proxy are first being mailed or given to stockholders on or about March 29, 1999.

  Only stockholders of record at the close of business on February 26, 1999 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had 5,552,307 shares of common stock issued, outstanding and entitled to vote. Each issued and outstanding share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

  The Bylaws of the Company require that a majority of the votes of the shares of common stock issued, outstanding and entitled to vote at the Annual Meeting be present in person or represented by Proxy at the Annual Meeting in order to constitute a quorum for the transaction of business thereat. Provided a quorum is present, the affirmative vote of a plurality of the issued and outstanding shares of voting common stock is required for the election of each nominee for Director, and the affirmative vote of a majority of the issued and outstanding shares of voting common stock is required for approval of the appointment of the independent auditors. For purposes of determining the outcome of the votes on these matters, an instruction to "abstain" from voting on a proposal will be treated as shares present and entitled to vote, and will have the same effect as a vote against a proposal. "Broker non-votes", which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, are not counted for the purpose of determining the number of shares present in person or represented by proxy on a voting matter and have no effect on the outcome of the vote.

  Management of the Company does not intend to present any matter at the Annual Meeting except as indicated in the accompanying notice of Annual Meeting of Stockholders. Should any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment of the best interests of the Company on such matters.

Security Ownership of Certain Beneficial Owners and Management

  The following table sets forth with respect to the Company's common stock as of December 31, 1998: (i) the only persons known to be beneficial owners of more than five percent of the Company's voting common stock; (ii) the number of shares beneficially owned by each current Director and nominee; (iii) the number of shares beneficially owned by the executive officer named in the "Summary Compensation Table" set forth herein; and (iv) the number of shares beneficially owned by all Directors and executive officers as a group.

                                                     Amount and
                                                     Nature of
                                                     Beneficial       Percent
       Name and Address of Beneficial Owner         Ownership(1)      of Class
       ------------------------------------         ------------      --------
G. Kenneth Baum....................................  1,866,137(2)(3)    33.6%
120 West 12th Street
Kansas City, MO 64105

William D. Thomas..................................  1,694,930(3)(4)    30.5%
120 West 12th Street
Kansas City, MO 64105

George K. Baum Group, Inc..........................  1,488,100(5)       26.9%
120 West 12th Street
Kansas City, MO 64105

Leo Benatar........................................     45,500(6)          *

N. Brian Stevenson.................................     22,000             *

John T. Carper.....................................     27,762(7)          *

Charles A. Sullivan................................     11,230(8)          *

D. Patrick Curran..................................      7,230(9)          *

Edwin W. Stranberg.................................      5,000             *

A. Lawrence Walton.................................      1,628             *

Directors and Executive Officers as a Group (9
 Persons)..........................................  2,193,317          39.5%

--------
 * Percentages do not exceed one percent of the issued and outstanding shares of common stock.
(1) Calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Nature of beneficial ownership of securities is direct unless indicated otherwise by footnote. Beneficial ownership as shown in the table arises from sole voting power and sole investment power unless otherwise indicated by footnote.
(2) Includes 371,787 shares held indirectly by Mr. Baum, as trustee of a revocable trust established by him, and 6,250 shares issuable pursuant to options which are currently exercisable by Mr. Baum.
(3) Includes 1,488,100 shares owned by George K. Baum Group, Inc. ("Group"). Mr. Baum and Mr. Thomas are each officers and directors and have shared voting and investment power over these shares. Mr. Baum is also a shareholder of Group.
(4) Includes 150,480 shares held by Mr. Thomas as trustee of a revocable trust established by him, 50,000 shares held by his spouse as trustee of a revocable trust established by her, 100 shares held by his spouse as custodian for their children, in which he disclaims beneficial ownership and 6,250 shares issuable pursuant to options which are currently exercisable by Mr. Thomas.
(5) Excludes shares owned by officers and employees of Group and its subsidiaries.
(6) Includes 5,500 shares held directly by Mr. Benatar and 40,000 shares issuable pursuant to options which are currently exercisable by him.
(7) Includes 24,962 shares held directly by Mr. Carper and 2,800 shares held indirectly by Mr. Carper as trustee of an irrevocable trust.
(8) Includes 6,250 shares issuable pursuant to options which are currently exercisable by Mr. Sullivan.
(9) Includes 6,250 shares issuable pursuant to options which are currently exercisable by Mr. Curran.

                                 PROPOSAL ONE:
                             ELECTION OF DIRECTORS

  The number of Directors constituting the Board of Directors has been fixed at seven. The shares represented by the enclosed Proxy will be voted, unless otherwise indicated, for the election of all seven nominees for Director named below. The Directors elected at the Annual Meeting will serve for one year or until their successors are duly elected and qualified. In the unanticipated event that any nominee for Director should become unavailable, the Board of Directors, at its discretion, may designate a substitute nominee, in which event such shares will be voted for such substitute nominee.

            MANAGEMENT RECOMMENDS A VOTE "FOR" THE ELECTION OF THE
                   SEVEN NOMINEES FOR DIRECTOR NAMED BELOW.

  Name of Nominee for    Director      Principal Occupation for Last Five Years
        Director          Since   Age              and Directorships
  -------------------    -------- --- -------------------------------------------
G. Kenneth Baum(1)......   1998    68 Chairman of the Board of George K. Baum
                                      Group, Inc., an investment company in
                                      Kansas City, Missouri, since May 1994.
                                      Chairman of the Board of George K. Baum &
                                      Company, an investment banking firm, from
                                      April 1982 until May 1994. Mr. Baum is also
                                      a Director of H&R Block, Inc., Unitog
                                      Company and Interstate Bakeries
                                      Corporation.

Leo Benatar(1)..........   1998    69 Chairman of the Board of the Company since
                                      August 1998. Associated consultant for A.
                                      T. Kearney, Inc. and Principal of Benatar &
                                      Associates from June 1996 to present.
                                      Chairman of the Board of Engraph, Inc. (a
                                      subsidiary of Sonoco Products Company)
                                      and Senior Vice President of Sonoco
                                      Products Company from October 1993 until
                                      May 1996. Chairman and Chief Executive
                                      Officer of Engraph, Inc. from 1981 until
                                      October 1993. Mr. Benatar is a Director of
                                      Interstate Bakeries Corporation, Johns
                                      Manville Corporation, Mohawk Industries,
                                      Inc., PAXAR Corporation, and Aaron Rents,
                                      Inc. and was the Chairman and a Director of
                                      the Federal Reserve Bank of Atlanta until
                                      January 1996.

John T. Carper..........   1998    47 President of the Company since March 1998
                                      and Chief Financial Officer since November
                                      1998. Senior Vice President of Finance and
                                      Chief Financial Officer of Sealright Co.,
                                      Inc. from May 1996 to June 1998. From May
                                      1994 to June 1996, Mr. Carper was Vice
                                      President-Finance and Chief Financial
                                      Officer of Sealright Co., Inc. From July
                                      1989 to May 1994, he was a partner with
                                      KPMG LLP, independent public accountants.

D. Patrick Curran(2)....   1998    54 Chairman of the Board and President of
                                      Curran Companies, a manufacturer and
                                      supplier of specialty chemicals, since
                                      August 1979. Mr. Curran is also a Director
                                      of Unitog Company, Applebee's
                                      International, Inc. and American Safety
                                      Razor Co.


  Name of Nominee for    Director      Principal Occupation for Last Five Years
        Director          Since   Age              and Directorships
  -------------------    -------- --- -------------------------------------------
N. Brian Stevenson......   1998    54 Chief Executive Officer of the Company
                                      since September 1998. Executive Vice
                                      President and Chief Operating Officer of
                                      Huntsman Packaging Corporation from January
                                      1992 to September 1998.

Charles A. Sullivan.....   1998    63 Chairman of the Board of Interstate
                                      Bakeries Corporation since May 1991.
                                      President and Chief Executive Officer of
                                      Interstate Business Corporation since March
                                      1989. Mr. Sullivan is a Director of UMB
                                      Bank, n.a. and The Andersons, Inc.

William D.                 1998    55 Sr. Managing Director of George K. Baum
 Thomas(1)(2)...........              Merchant Banc LLC since May, 1996,
                                      President of George K. Baum Group, Inc.
                                      since May 1994. Vice Chairman of George K.
                                      Baum & Company from June 1991 until May
                                      1994. Mr. Thomas is also a Director of
                                      Unitog Company.

--------
(1) Member of the Compensation Committee.
(2) Member of the Audit Committee.

Board Committees and Director Meetings

  The Board of Directors of the Company held seven meetings during 1998. No Director standing for election at the Annual Meeting attended fewer than 75% of the total number of meetings of the Board of Directors and the committees of the Board on which he served during 1998.

  The Compensation Committee held two meetings during 1998. The primary function performed by the Compensation Committee was the recruitment of and negotiation of the compensation plans for the new Chief Executive Officer and Chairman of the Board, the administration of the JPS Packaging 1998 Long-Term Compensation Plan (the "Long-Term Plan") and the overall administration of the Company's compensation program.

  The Audit Committee held one meeting during 1998. The functions performed by the Audit Committee are the review of significant financial information of the Company, ascertainment of the existence of an effective accounting and internal control system, oversight of the audit function and recommendation of the appointment of the independent public accountants of the Company.

  The Company does not have a standing Nominating Committee.

Compensation of Directors

  Each non-officer Director is paid $5,000 annually, plus $500 for each meeting of the Board of Directors and $500 for each meeting of its committees which he attends. During the fiscal year 1998, the Company paid a total of $10,500 in Directors' fees. Mr. Benatar, Mr. Stevenson, and Mr. Carper do not receive any fees for attendance at the meetings.

  The Long-Term Plan provides that the Compensation Committee is authorized
(i) to grant stock options that qualify as "Incentive Stock Options" under
Section 422 of the Internal Revenue Code of 1986, as amended, and (ii) to grant stock options that do not so qualify. The option price for any stock options shall not be less than 100% of the fair market value of the Company's common stock on the date of grant. No stock options may be exercised more than ten years after its date of grant. In the case of Incentive Stock Options, the aggregate fair market value of the shares with respect to which options are exercisable for the first time by any recipient during any calendar year cannot, under present tax rules, exceed $100,000. During the fiscal year 1998, each of the non-employee Directors was granted options for 6,250 shares of the Company's common stock.

Compensation Committee Interlocks

  The Compensation Committee consists of G. Kenneth Baum, Leo Benatar and William D. Thomas. There are no Compensation Committee interlocks with other companies.

                              EXECUTIVE OFFICERS

  In addition to those executive officers listed in the foregoing table of director nominees, the Company's other executive officers as of March 20, 1999 are as follows:

  Name of Non-Director
   Executive Officers     Age     Principal Occupation for Last Five Years
  --------------------    --- ------------------------------------------------
Edwin W. Stranberg.......  48 Senior Vice President of Operations of the
                              Company since November 1998. From January 1992
                              to November 1998, Mr. Stranberg was Vice
                              President of Huntsman Packaging Corporation.

A. Lawrence Walton.......  54 Senior Vice President of Business Development
                              and Marketing of the Company since September
                              1998. From July 1998 to September 1998, Mr.
                              Walton was Vice President of Sales of the
                              Company. From September 1996 to June 1998, he
                              was Vice President of Food and Beverage Sales,
                              Sealright Co., Inc. From February 1996 to August
                              1996, he was Vice President of Research and
                              Development of Sealright Co., Inc. Mr. Walton
                              was Vice President, Marketing and Technical
                              Services of the San Leandro facility of the
                              Company from June 1994 to February 1996. From
                              July 1991 to June 1994, he was Vice President of
                              Marketing and Sales of Glenroy, Inc., a flexible
                              packaging company.

Summary Compensation Table

  The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer. The Company had no executive officer whose salary and bonus exceeded $100,000 determined as of 1998, 1997, and 1996:

                           Annual Compensation                  Long-Term Compensation
                    --------------------------------- ------------------------------------------
                                                             Awards               Payouts
                                                      --------------------- --------------------
                                                                 Securities
                                         Other Annual Restricted Underlying  LTIP    All Other
Name and Principal       Salary   Bonus  Compensation   Stock     Options   Payouts Compensation
     Position       Year   ($)     ($)       ($)       Award(s)     (#)       ($)      ($)(3)
------------------  ---- ------- ------- ------------   ($)(2)   ---------- ------- ------------
N. Brian Stevenson
 CEO...             1998 $75,592 $70,000    $1,563       none     200,000    none       none
                    1997     n/a     n/a       n/a        n/a         n/a     n/a        n/a
                    1996     n/a     n/a       n/a        n/a         n/a     n/a        n/a

Option Grants in Last Fiscal Year

  The following table summarizes options granted during 1998 pursuant to the Long-Term Plan:

                                                        Potential realizable value at assumed
                                                       annual rates of stock price appreciation
                             Individual Grants                     for option term
                     --------------------------------- ----------------------------------------
                                  Percent of
                      Number of     total
                     securities    options    Exercise                                  Grant
                     underlying   granted to  or base                                   date
                       options   employees in  price   Expiration                      present
       Name          granted (#) fiscal year   ($/Sh)     date     5% ($)   10% ($)   value ($)
       ----          ----------- ------------ -------- ---------- -------- ---------- ---------
N. Brian Stevenson,
 CEO...                200,000       55%        4.06    9-14-08   $432,000 $1,100,000   none

  All options were granted with an exercise price equal to the greater of the closing price for the Company's common stock on the date of grant, as reported on the NASDAQ National Market System or $4.00. Except in the event of death, disability or retirement, if any of the named executive officers ceases to be employed by the Company, his options shall terminate immediately. Upon a merger or consolidation in which the Company is not the surviving corporation, all options outstanding shall become vested and exercisable immediately prior to such merger or consolidation.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

  The following table summarizes the net value realized on the exercise of options in 1998, and the value of the outstanding options at December 31, 1998, for the Chief Executive Officer.

                                                     Number of securities      Value of unexercised
                                                     underlying options at    in-the-money options at
                            Shares                    fiscal year-end (#)       fiscal year-end ($)
                         acquired on     Value     ------------------------- -------------------------
          Name           exercise (#) Realized ($) Exercisable Unexercisable Exercisable Unexercisable
          ----           ------------ ------------ ----------- ------------- ----------- -------------
N. Brian Stevenson,
 CEO....................     -0-          -0-          -0-        200,000       $-0-         $-0-

JPS Packaging Company Savings Plan

  The JPS Packaging Savings Plan (the "JPS Savings Plan") is a defined contribution plan which is intended to be a 401(k) plan. All employees of the Company are eligible for participation in the JPS Savings Plan.

  Participants in the JPS Savings Plan may elect to have up to fifteen percent of their pre-tax compensation (up to a maximum of $10,000 per year) and seven percent of their after-tax compensation contributed to the JPS Savings Plan. For employees who have completed one year of service, the Company will match fifty percent of each participant's pre-tax contribution, but only to the extent that the participant's contribution does not exceed five percent of compensation. Total contributions for a participant are currently limited by Federal law to the lesser of twenty-five percent of such participant's compensation or $30,000 per year. A participant's election deferrals will be vested from the time made. The Company's matching contributions will vest at the rate of twenty percent for each of the participant's first five years of service and will be fully vested after five years of employment or upon retirement, disability or death.

  In addition to the Company's matching contributions, the Company may contribute additional amounts determined by the Compensation Committee in its sole discretion, which amounts will be allocated to each participant's account in the proportion that such participant's compensation bears to the total compensation of all participants for that plan year. These additional Company contributions vest in the same manner as the Company matching contributions.

JPS Packaging 1998 Long-Term Compensation Plan

  The Long-Term Plan, administered by the Compensation Committee, provides for granting of stock options, restricted stock, performance shares and performance units payable to employees of the Company, including the Company's Directors and executive officers. Under the Long-Term Plan, the Compensation Committee has sole discretion to determine those employees eligible to receive awards and the amount and type of awards. Grants of awards to Directors of the Company must be authorized by the Board of Directors.

  The maximum number of shares of the Company's common stock subject to award will be 550,000. No more than 55,000 shares may be issued pursuant to restricted stock awards under the Long-Term Plan. Terms and conditions will be set forth in written agreements, the terms of which will be consistent with the Long-Term Plan.

  Under the Long-Term Plan, the Compensation Committee is authorized (i) to grant stock options that qualify as "Incentive Stock Options" under Section 422 of the Internal Revenue Code of 1986, as amended, and (ii) to grant stock options that do not so qualify. The option price for any stock options shall not be less than 100% of the fair market value of the Company's common stock on the date of grant. No stock options may be exercised more than ten years after its date of grant. In the case of Incentive Stock Options, the aggregate fair market value of the shares with respect to which options are exercisable for the first time by any recipient during any calendar year cannot, under present tax rules, exceed $100,000. The Compensation Committee has discretion to determine the treatment of awards under the Long-Term Plan in the event of a change in ownership or a change in control of the Company.

Employment Agreement

  Mr. Stevenson entered into an employment agreement with the Company effective September 14, 1998. Under the agreement, Mr. Stevenson is entitled to an annual base salary of $250,000, subject to annual adjustment by the Compensation Committee. Mr. Stevenson is also entitled to receive an annual incentive compensation bonus in an amount up to his annual base salary as determined by the Compensation Committee. Upon commencement of his employment Mr. Stevenson received a bonus of $75,000. Mr. Stevenson was also granted options to purchase 200,000 shares of the Company's common stock which vests over a period of five years from September 14, 1998 (the "Date of Grant"), ten percent of which must be exercised or lost each year over a ten year period, subject to certain restrictions, at an exercise price equal to $4.0625 per share. In addition, Mr. Stevenson will be granted options to purchase 25,000 shares of the Company's common stock in each of the calendar years ending 1999 and 2000, if certain financial targets are met. If Mr. Stevenson's employment is terminated without cause or if he resigns for good reason, he is entitled to receive one year's current base salary in twelve equal payments. All stock options awarded to Mr. Stevenson will vest immediately upon a termination of his employment without cause, due to his disability, his resignation for good reason or upon a change of control (as defined in his employment agreement).

                         COMPENSATION COMMITTEE REPORT

  The Compensation Committee consists of the Chairman of the Board of Directors and two non-employee Directors. It recommends to the full Board of Directors the compensation of the Chief Executive Officer. The Compensation Committee also approves and monitors the Executive Incentive Plan ("EIP"), Key Management Incentive Plan, Sales Management Incentive Plan and Sales Account Managers Incentive Plan, and it administers the Long-Term Plan. The Compensation Committee's report for fiscal 1998 is set forth below.

Compensation Philosophy

  The Compensation Committee believes that it is in the best interest of the stockholders of the Company to attract, retain and motivate dedicated and talented management personnel by offering a competitive compensation package that maintains an appropriate relationship between compensation and the creation of stockholder value.

The general philosophy of the Compensation Committee is to integrate (i) reasonable levels of annual base salary, (ii) annual incentive bonus awards based upon achievement of short-term corporate and individual performance goals such that management compensation levels will be higher in years in which performance goals are achieved or exceeded, and (iii) equity-based grants to ensure that management has a continuing stake in the long-term success of the Company in return of value to its stockholders.

Base Salary

  Base salary ranges are established each year for each executive position based primarily on a review of salaries offered by other manufacturing companies with revenues comparable to the Company for positions with comparable responsibilities. The Compensation Committee may utilize external salary surveys to establish base salaries in reference to comparable manufacturing companies but has not yet undertaken or commissioned such a survey. The Compensation Committee expects executive salaries each year to be based upon job performance and results achieved, potential for future responsibilities, and the overall financial performance of the Company.

Annual Incentive Compensation

  Incentive compensation is based on Company and individual performance, with overall Company financial performance as the team measurement, and quantitative goals as the measurement for individual performance. EBITDA is currently used to measure the Company's financial performance. The EIP adopted for 1998 set EBITDA targets which were not achieved, and thus executive bonuses were not paid for 1998.

Equity-Based Grants

  Individual stock options have been granted under the Long-Term Plan to the Chairman of the Board and each of the other executive officers. The selection of the participants, allotment of shares, exercise price, determination of the vesting schedule and other conditions are established by the Compensation Committee. While there is no explicit formula for deciding specific stock option grants, the Chief Executive Officer and two other executive officers have been advised that they may receive additional option grants based upon the Company's performance in 1999 and 2000. In awarding options, the Committee also evaluates the recipient's ability to influence the Company's long-term growth and profitability as well as the number of options previously granted to the recipient.

CEO Compensation

  Mr. Stevenson was employed by the Company effective September 14, 1998, and the terms of his employment agreement were negotiated by the Compensation Committee. Under the terms of his employment agreement, his annual base salary will be reviewed annually and he will participate in the EIP approved by the Compensation Committee. The number of options granted upon commencement of his employment and for the years 1999 and 2000 were set in his employment agreement.

Deductibility of Compensation Expenses

  Under the Omnibus Budget Reconciliation Act of 1993 the Company is not allowed a tax deduction for compensation paid in excess of $1 million to any officer listed in the Summary Compensation Table, subject to certain exceptions. The Committee did not consider this restriction in setting executive compensation because in no case does compensation subject to the limitation paid to any executive approach the $1 million limit.

Summary

  The Compensation Committee believes that the executive officers of the Company are dedicated to achieving significant improvements in long-term financial performance and that the compensation policies and programs contribute to achieving this focus.

  The Compensation Committee Report is submitted by:

                             G. Kenneth Baum
                             Leo Benatar
                             William D. Thomas

                              COMPANY PERFORMANCE

  The following graph shows a comparison of cumulative total returns for the Company as of December 31, 1998, the NASDAQ Composite and an index of peer companies selected by the Company.

 Comparison of Cumulative Total Return for Fiscal Year Ended December 31, 1998
           (JPS Packaging Company, NASDAQ Composite, and Peer Group)
                                  in Dollars


                             [GRAPH APPEARS HERE]

                                                            July 1, December 31,
                                                             1998       1998
                                                            ------- ------------
      The Company.......................................... 100.00      83.33
      NASDAQ............................................... 100.00      92.76
      Peer Group........................................... 100.00     117.16

  The total cumulative return on investment (change in the year-end stock price plus dividends reinvested at the ex-dividend date) for the fiscal year ended December 31, 1998 for the Company, the peer group and the NASDAQ Composite is based on the stock prices at the end of the fiscal year 1998, assuming a $100 investment. The graph, prepared by Media General Financial Services, Inc., compares the performance of the Company with that of the NASDAQ Composite and peer companies selected by the Company with the investment weighted at the beginning of the period based on market capitalization.

  The peer group consists of the following companies: Bemis Company, Inc., Sonoco Products Company, Liqui-Box, Inc., and ACX Technologies, Inc. The peer group was approved by the Compensation Committee.

                 CERTAIN RELATIONSHIPS AND OTHER TRANSACTIONS

  The Company's Directors, G. Kenneth Baum and William D. Thomas, have certain affiliations with George K. Baum & Company ("GKB"), one of the Company's financial advisors. Mr. Baum is an employee and Mr. Thomas is a Vice President of GKB, and both Mr. Baum and Mr. Thomas are affiliated with George K. Baum Group, Inc., which holds 1,488,100 shares of the Company's common stock.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers to file with the Securities Exchange Commission ("SEC") and The NASDAQ Stock Market initial reports of ownership and reports of changes in ownership of the Company's common stock and other equity securities. Directors and executive officers are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

  To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during 1998 all Section 16(a) filing requirements applicable to its Directors and executive officers were complied with.

                                 PROPOSAL TWO:
                       APPROVAL OF INDEPENDENT AUDITORS

  The Board of Directors has voted to appoint KMPG LLP as independent auditors of the Company for the fiscal year 1999, subject to approval of the stockholders at the Annual Meeting.

  KPMG LLP audited the consolidated financial statements of the Company for the fiscal year 1998. Representatives of KPMG LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to questions by stockholders. The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting is necessary for the approval of the appointment of KPMG LLP as the Company's independent auditors.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
                  VOTE "FOR" THE APPROVAL OF THE APPOINTMENT.

                               ----------------

                 STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

  To be considered for inclusion in the Company's next Proxy Statement, Stockholder proposals for the 2000 Annual Meeting of Stockholders of the Company must be received by the corporate secretary in writing at the Company's principal office, 4200 Somerset Drive, Suite 208, Prairie Village, Kansas 66208, no later than November 21, 1999.

                       VOTING PROXIES AND OTHER MATTERS

  Proxies will be voted in accordance with the choices specified on the form of proxy. If no choice is specified, shares will be voted: (i) "FOR" the Director nominees listed on the Proxy and in this Proxy Statement, and (ii) "FOR" the appointment of KPMG LLP as independent auditors of the Company for the fiscal year 1999.

  Management of the Company does not intend to present any business to the stockholders at the Annual Meeting except as indicated herein and presently knows of no other business to be presented at the Annual Meeting. Should any other business come before the Annual Meeting, the persons named in the accompanying form of Proxy will vote the Proxy in accordance with their judgment of the best interests of the Company on such matters.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          N. Brian Stevenson
                                          Chief Executive Officer

March 20, 1999

                             JPS PACKAGING COMPANY
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 26, 1999

THIS PROXY AND EACH OF THE PROPOSALS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints N. Brian Stevenson and John T. Carper, jointly and individually, as Proxies, each with full power of substitution, and hereby authorized them to represent and to vote, as designed below, all the shares of common stock of JPS Packaging Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on April 26, 1999, or any adjournments or postponements thereof.


1.   ELECTION OF DIRECTORS
[ ]  FOR ALL NOMINEES LISTED BELOW
            (except as marked to the contrary below)

[ ]  WITHHOLD AUTHORITY
            (to vote for all nominees listed below)

     (INSTRUCTIONS: To withhold authority to vote for an individual nominee strike a line through the nominee's name.)

     G. Kenneth Baum      Leo Benatar           N. Brian Stevenson    John T. Carper
     D. Patrick Curran    Charles A. Sullivan   William D. Thomas

2.   APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE
     FISCAL YEAR 1999.

[ ]  FOR      [ ]  AGAINST   [ ]  ABSTAIN

3. In their discretion, the Proxies authorized to vote upon such other business as may properly come before the Annual Meeting.


                  SEE REVERSE SIDE FOR MATTERS TO BE VOTED ON.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. NONE OF THE PROPOSALS ARE RELATED TO OR CONDITIONED ON THE APPROVAL OF ANY OTHER PROPOSAL. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL 2.

     Please mark, date, sign and return this Proxy card by mail in the enclosed, postage prepaid envelope.

                                        DATED: ________________________________

                                        _______________________________________
                                             Signature

                                        _______________________________________
                                             Signature


(Please sign exactly as name appears on stock certificate. Where stock is registered jointly, all owners must sign. Corporate owners should sign full corporate name by an authorized person. Executors, administrators, trustees or guardians should indicate their status when signing.)